UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                [GRAPHIC OMITTED]

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 2, 2008
                                                             (DECEMBER 26, 2007)


                       DOCUMENT CAPTURE TECHNOLOGIES, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                       000-25839                  59-3134518
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)     (IRS EMPLOYEE
   OF INCORPORATION)                                        IDENTIFICATION NO.)

                              1772 TECHNOLOGY DRIVE

                           SAN JOSE, CALIFORNIA 95110

          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (408) 436-9888

                            SYSVIEW TECHNOLOGY, INC.

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
    (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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This Form 8-K and other reports filed by Document Capture Technologies, Inc., a
Delaware corporation (the "Registrant") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward-looking statements and information based upon the beliefs of, and currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions and variations thereof as they relate to the Registrant or the Registrant's management identify forward-looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other risk factors relating to the Registrant's industry, the Registrant's operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Registrant believes that the expectations reflected in the forward-looking statements contained in the Registrant's Filings are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements contained herein to conform these statements to actual results.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Effective December 26, 2007, the Registrant changed its name from "Sysview Technology, Inc." to "Document Capture Technologies, Inc." In accordance with the provisions of Section 253 of the Delaware General Corporation Law the name change did not require approval of the stockholders of the Registrant, and was effectuated by merger of Document Capture Technologies, Inc., a Delaware corporation and wholly owned subsidiary of the Registrant, with and into the Registrant and the filing of a Certificate of Ownership (the "Certificate") with the Secretary of State of the State of Delaware, a certified copy of which Certificate shall be filed as an amendment to this Current Report on Form 8-K.

As of the date of the filing of this Current Report on Form 8-K the Registrant has notified the NASDAQ Stock Market, Inc., Market Integrity, of its name change but has not yet received a new ticker symbol. Upon receipt of a new ticker symbol, the Registrant will issue a press release at least one business day prior to its symbol change taking effect on the OTC Bulletin Board.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 2, 2008                        DOCUMENT CAPTURE TECHNOLOGIES, INC.

                                             By:  /s/WILLIAM M. HAWKINS
                                                --------------------------------

                                                       William M. Hawkins
                                                       Chief Operating Officer